UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2009

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrant as specified in its charter)
_______________________

Florida Florida	333-108661	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)
1000 Universal Studios Plaza Orlando, FL		32819-7610
(Address of principal executive offices)		(Zip code)

(407) 363-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 23, 2009, Universal City Development Partners, Ltd. (“UCDP”) is disclosing the information included as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, will be utilized in the private placement of securities as described in the Current Report on Form 8-K as filed by UCDP on October 20, 2009. The information included herein, including Exhibit 99.1, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

On October 22, 2009, our partners entered into an amendment to the second amended and restated partners’ agreement (the “Partners' Amendment”) that will become effective upon either (i) the date on which the requisite lenders under Universal City Development Partners, Ltd.'s ("UCDP") senior secured credit facilities shall have consented to permit the actions contemplated by the amendment and any related actions or (ii) the date on which UCDP’s senior secured credit facilities shall be amended on terms that permit the actions contemplated in the amendment and any related actions (such date, the “Effective Date”).  Pursuant to a right of first refusal provision in the Partners’ Agreement, as so amended, if either Blackstone or Vivendi Universal Entertainment desires to sell its ownership interest in Universal City Florida Holding Co. I and Universal City Florida Holding Co. II, it shall make a binding offer, specifying the proposed sale price, to sell to the other its entire interest in each of Universal City Florida Holding Co. I and Universal City Florida Holding Co. II. The non-offering partner will then have 90 days after receipt of an offer to accept the offer to sell (the “Initial Offer Period”). If the non-offering partner declines the opportunity to purchase, for offers made after the first anniversary of the effective date of a credit agreement expected to be entered into among Blackstone and certain specified lenders (the “Anniversary Date”), the offering party has the right to market both parties’ interest in Holdings to third parties, and both parties are required to sell their interests if a third party offers a price that is at least 90% of the price for both parties’ interests that is imputed from the offer made by the first party to the second party (i.e., as long as Vivendi Universal Entertainment and Blackstone each own 50% of Holdings, then both parties are required to sell to a third party that offers at least 180% of the price quoted by either party to the other party) (such third-party sale option, the “Drag-Along Option”). If the interests in Holdings are not sold to a third party pursuant to the Drag-Along Option by the earlier of the date that is 270 days from the end of the Initial Offer Period and the date on which both the offering party and the other party agree in writing to abandon the third party sale, then the offering party shall be prohibited from making another offer to the other party for a period of one year from the expiration date of the Initial Offer Period, and during such year, the other party may agree to sell its ownership interest without being subject to the offer provisions in the Partners’ Agreement (such sale right, the “Unrestricted Resale”). The Drag-Along Option and the Unrestricted Resale will not be effective until the first anniversary of the Anniversary Date. This information is included in Exhibit 99.2.

On October 18, 2009, Universal City Development Partners, Ltd. ("UCDP") amended its Consultant Agreement (the "2009 Amendment"). The 2009 Amendment was filed as exhibit 10.1 to our Form 8-K on October 20, 2009, and is being refiled herewith to modify the redaction. This information is included in Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2009 Amendment to the Consultant Agreement (filed herewith with confidential treatment requested as to certain portions (which have been omitted and replaced with asterisks in the exhibit), which portions are filed separately with the Securities and Exchange Commission)

99.1	UCDP information

99.2	Partners' Amendment

Forward-Looking Information

Certain statements appearing in this Current Report on Form 8-K are “forward-looking statements.” Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this offering memorandum, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may” and variations of such words or similar expressions, are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.

Because these forward-looking statements are subject to numerous risks and uncertainties, our actual results may differ materially from those expressed in or implied by such forward-looking statements. Some of the risks and uncertainties that may cause such differences include, but are not limited to: the risks and uncertainties relating to the global recession and its duration, severity and impact on overall consumer activity; the substantial indebtedness of us and of our subsidiaries; competition within the Orlando theme park market; our dependence on Vivendi Universal Entertainment and its affiliates; the loss of material intellectual property rights used in our business; the risks inherent in deriving substantially all of our revenues from one location; the dependence of our business on air travel; the loss of key distribution channels for pass sales; publicity associated with accidents occurring at theme parks; the seasonality of our business; risks related to unfavorable outcomes of our legal proceedings; and the additional risks set forth in our Report on Form 10-K as filed with the SEC on March 20, 2009, including those under the heading “Risk factors.”  There may also be other factors that may cause our actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.
Date: October 23, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Principal Financial Officer

UCDP FINANCE, INC.
Date: October 23, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Principal Financial Officer